Exhibit 10.2

AMENDMENT TO SECURITIES PURCHASE AGREEMENT
This AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of April 27 2018 (this “Amendment”), is made and entered into by and among Eleven Biotherapeutics, Inc., a Delaware corporation (the “Company”) and the undersigned parties (the “Holders”) in connection with that certain Securities Purchase Agreement, dated as of March 21, 2018 (the “Agreement”), by and among the Company and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Agreement.
W I T N E S S E T H
WHEREAS, pursuant to Section 5.5 of the Agreement, any amendment to the Agreement requires a written instrument signed by Purchasers which purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts under the Agreement;
WHEREAS, the Holders purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts under the Agreement;
WHEREAS, the Company, pursuant to the Agreement, offered and sold, among other Securities, common stock purchase warrants (the “Warrants”) exercisable for 7,968,128 shares of the Company’s common stock, par value $0.001 per share (the “Warrant Shares”);
WHEREAS, pursuant to Section 4.18 of the Agreement, the Company is required to file, upon the terms and condition set forth in the Agreement, a registration statement on Form S-1 providing for the resale of the Warrant Shares issued and issuable upon exercise of the Warrants; and
WHEREAS, the Company and the Holders wish to amend the Agreement to provide that the Company shall file a registration statement on Form S-3 providing for the resale of the Warrant Shares issued and issuable upon exercise of the Warrants.
NOW, THEREFORE, the Company and the Holders hereby agree as follows:
1.Amendment to Agreement.
(a)    The first sentence of Section 4.18 of the Agreement shall be amended and restated in its entirety to read as follows:
“As soon as reasonably practicable (and in any event within 45 calendar days after the date of this Agreement) and subject to the Company’s prior receipt of each of the Purchaser’s Questionnaires (as defined below), the Company shall file a registration statement on Form S-3 providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants.

2.    Miscellaneous.
(a)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
(b)    No Modification. Except as expressly set forth herein, the Agreement is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement.
(c)    Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.
(d)    Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or other electronic transmission, and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
[Signature Pages Follow]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Sabby Volatility Warrant Master Fund, Ltd.

By:	Sabby Management, LLC
Its: Investment Manager

By:	/s/ Robert Grundstein
Name: Robert Grundstein
Title: Chief Operating Officer

[Signature Page to Amendment to Securities Purchase Agreement]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

M. Kingdon Offshore Master Fund L.P.

By:	Kingdon Capital Management, L.L.C.
Its:	Agent and Investment Advisor

By:	/s/ William Walsh
Name: William Walsh
Title: Chief Financial Officer

[Signature Page to Amendment to Securities Purchase Agreement]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ELEVEN BIOTHERAPEUTICS, INC.

By: /s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

[Signature Page to Amendment to Securities Purchase Agreement]